UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 14, 2006

The Hallwood Group Incorporated

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-8303	51-0261339

(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500, Dallas, Texas	75219

(Address of Principal Executive Offices)	(Zip Code)
(214) 528-5588

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE HALLWOOD GROUP INCORPORATED

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

Exhibit 99.1	Press release dated November 14, 2006, announcing the results of operations of The Hallwood Group Incorporated for the third quarter and nine months ended September 30, 2006.
Press Release

Item 2.02 Results of Operations and Financial Condition.
     On November 14, 2006, The Hallwood Group Incorporated issued a press release announcing its results of operations for the third quarter and nine months ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Current Report on 8-K, including the exhibit, is provided under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any general incorporation language in such filings.
Item 9.01 Financial Statements and Exhibits.
     The following exhibits are furnished in accordance with the provisions of Item 601 of Regulations S-K:

Exhibit
Number	Description of Exhibit

99.1	Press release issued by The Hallwood Group Incorporated on November 14, 2006, announcing its results of operations for the third quarter and nine months ended September 30, 2006.

THE HALLWOOD GROUP INCORPORATED
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: November 15, 2006

THE HALLWOOD GROUP INCORPORATED

By:	/s/ Melvin J. Melle

Name:	Melvin J. Melle
Title:	Vice President & Chief Financial Officer

THE HALLWOOD GROUP INCORPORATED
EXHIBIT INDEX

Exhibit Number	Name

99.1	Press release dated November 14, 2006, announcing the results of operations of The Hallwood Group Incorporated for the third quarter and nine months ended September 30, 2006.
~ MORE ~